[SHIP LOGO VANGUARD /(R)/



VANGUARD/(R)/ FLORIDA TAX-FREE FUND

VANGUARD/(R)/ FLORIDA LONG-TERM TAX-EXEMPT FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 8, 2006

In July 2006, Governor Jeb Bush signed HB 209, which repealed Florida's annual intangible personal property tax. Effective January 1, 2007, the intangible personal property tax will no longer be assessed on Florida residents. The repeal of this tax is not expected to affect the portfolio manager's management of the Fund. Accordingly, the paragraph entitled, "Florida Intangible Personal Property Tax" is hereby deleted.










/(c)/ 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                            112006